Exhibit 99.5

AAM Announces Proposed Private Offering of Senior Secured Notes and Senior Unsecured Notes

DETROIT, September 15, 2025 - American Axle & Manufacturing Holdings, Inc. (NYSE: AXL) (“AAM”) announced today that its wholly-owned subsidiary, American Axle & Manufacturing, Inc. (the “Issuer”), intends to offer, subject to market and other conditions, $843 million of senior secured notes due 2032 (the “Secured Notes”) and $600 million of senior unsecured notes due 2033 (the “Unsecured Notes,” and together with the Secured Notes, the “Notes”).

The Secured Notes will be secured by a first priority security interest in substantially all of the assets of the Issuer, AAM and AAM’s subsidiaries (other than the Issuer) that guarantee its existing credit agreement, subject to certain thresholds, exceptions and permitted liens. Such assets will also continue to secure borrowings under the Issuer’s existing credit agreement on a pari passu basis. The Secured Notes will be unconditionally guaranteed on a senior secured basis and the Unsecured Notes will be unconditionally guaranteed on a senior unsecured basis by AAM and its subsidiaries (other than the Issuer) that guarantee its existing credit agreement.

The Issuer intends to use the net proceeds from this offering, together with borrowings under its existing credit agreement and cash on hand, (i) to pay the cash consideration payable in connection with the pending business combination (the “Combination”) with Dowlais Group plc (“Dowlais”) and related fees and expenses, (ii) to repay in full all outstanding borrowings under the existing credit facilities of Dowlais and to pay related fees, expenses and premiums, after which the existing credit facilities of Dowlais will be terminated, (iii) to fund a change of control offer for certain outstanding notes of Dowlais and (iv) the remainder, if any, for general corporate purposes, which may include, among other things, repayment of debt.

Unless the Combination is consummated concurrently with the closing of the offering of the Notes, the Issuer will deposit into segregated escrow accounts for each of the Secured Notes and the Unsecured Notes an amount of cash equal to (i) in the case of the escrow account for the Secured Notes, the gross proceeds from the sale of such series of Secured Notes, together with additional amounts on the issue date and from time to time to prefund interest on the Secured Notes and (ii) in the case of the escrow account for the Unsecured Notes, the gross proceeds from $600 million aggregate principal amount of Unsecured Notes, together with additional amounts on the issue date and from time to time to prefund interest on $600 million aggregate principal amount of Unsecured Notes, in each case, until the date that certain escrow release conditions, including the consummation of the Combination, have been satisfied or a special mandatory redemption has occurred. The Notes of each series will be secured by a first priority security interest in its respective escrow account and all funds deposited therein. The consummation of the Combination is subject to the satisfaction of customary closing conditions.

The Issuer may elect to increase the amount of the Unsecured Notes in order to fund the redemption or other repayment in full of its outstanding unsecured 6.50% Senior Notes due 2027 and related fees and expenses, in which case the Issuer would expect to increase the offering size of the Unsecured Notes by approximately $500 million to $1.1 billion. If more than $600 million aggregate principal amount of Unsecured Notes is issued in this offering, the escrow and special mandatory redemption provisions described above will only apply to $600 million aggregate principal amount of Unsecured Notes. This press release does not constitute a notice of redemption with respect to the Issuer’s outstanding unsecured 6.50% Senior Notes due 2027.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of or in a transaction not subject to the Securities Act and any state or other applicable securities laws. Accordingly, the offering is available only to persons who are either (1) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with any state or other applicable securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. This offering of the Notes may be made only by means of an offering memorandum.

Forward-Looking Statements

In this press release, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, the statements about the proposed offering of the Notes, our intention to issue the Notes, the expected use of proceeds and the Combination. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which we operate; reduced purchases of our products by General Motors Company (“GM”), Stellantis N.V. (“Stellantis”), Ford Motor Company (“Ford”) or other customers; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to attract new customers and programs for new products; reduced demand for our customers’ products (particularly light trucks and sport utility vehicles produced by GM, Stellantis and Ford); our ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; risks inherent in our global operations (including tariffs and the potential consequences thereof to us, our suppliers, and our customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement, compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for us or our customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of our key manufacturing facilities; risks inherent in transitioning our business from internal combustion engine vehicle products to hybrid and electric vehicle products; our ability to realize the expected revenues from our new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of our information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; our suppliers’, our customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (“R&D”) or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants; our customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of our goodwill, other intangible assets, or long-lived assets if our business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; our ability or our customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at our facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; our ability to maintain satisfactory labor relations and avoid work stoppages; our ability to achieve the level of cost reductions required to sustain global cost competitiveness or our ability to recover certain cost increases from our customers; price volatility in, or reduced availability of, fuel; our ability to protect our intellectual property and successfully defend against assertions made against us; adverse changes in laws, government regulations or market conditions affecting our products or our customers’ products; our ability or our customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; our ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder our ability to compete. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

For more information:

Investor Contact:

David H. Lim

Head of Investor Relations

(313) 758-2006

david.lim@aam.com

Media Contact:
Christopher M. Son
Vice President, Marketing & Communications
(313) 758-4814
chris.son@aam.com